Exhibit 10.1

MUTUAL RESCISSION OF CONTRACT AGREEMENT

This Mutual Rescission of Contract Agreement of mutual rescission of a contract made and entered into this 17th day of October, 2012, (the “Rescission Agreement”) by and between ACEM HOLDINGS, INC. formerly E Med Future, Inc., Nevada corporation [“Acem”] and SIYARHOLDING AG, a Swiss corporation ("Siyar"), PURE EARTH HOLDINGS LTD,  a Cyprus corporation  ("Pure"),  TOTAL  INVEST  INTERNATIONAL BV, a Netherlands corporation ("Total"),  WISTALS INVESTMENT GROUP AG, a Swiss corporation ("Wistals"), VELA HELEEN HOLDINFG GMBH, a Swiss corporation ("Vela"), A VANBUUREN an individual resident in the Netherlands ("van Buuren"), and SEC ATTORNEYS, LLC a Connecticut limited liability company ("Sec Attorneys") and, collectively the "Parties").

    The Parties hereby mutually acknowledge and agree that:

    Acem entered into an Acquisition Agreement dated December 10, 2011 (the “Acquisition Agreement”) which is attached and marked Exhibit A with the Sellers to acquire ACEM HOLDING AG, a Swiss company ACEM HOLDING AG is a Swiss company which owns all of the shares of ACEM MADENCIHLIK LTD a Turkish company that acquired from the Turkish state authorities a permit to mine in the county of Merkez, in the north of the village Azikan (Yazibasi) a surface of 490 hectors for the exploration of manganese ore.

    1.   The Parties have been unable to date to consummate the Acquisition Agreement as a result of a dispute and have reached a complete impasse.

    2.    The Parties to that Acquisition Agreement and to this Rescission Agreement wish to rescind that Acquisition Agreement.

    Therefore, in consideration of the mutual covenants of the Parties, the Parties hereby rescind the aforementioned Acquisition Agreement effective as of this day first written above.  This Rescission Agreement shall be binding upon the Parties, their successors, assigns and personal representatives.  None of the Parties shall have any further rights or duties thereunder.

This agreement shall be enforced under the laws of the State of Connecticut.  This is the entire agreement.

E MED FUTURE, INC.

By:	/s/Riched Fokker
M.C. (Richard) Fokker, CEO & Director

SIYAR HOLDING AG

By:	/s/Riched Fokker
M.C. (Richard) Fokker, Managing Director

PURE EARTH HOLDINGS LTD

By:	/s/Monterey Exec. LTD
Monterey Exec. LTD

TOTAL INVEST INTERNATIONAL BV

By:	/s/J.M. Erkelens
J.M. Erkelens

WISTALS INVESTMENTS GROUP AG

By:	/s/E.B.H.G. Meijers
E.B.H.G. Meijers

VELAHELEEN HOLDING GMBH

By:	/s/Richard Fokker
M.C. (Richard) Fokker, Managing Director

/s/J.M. Erkelens
Avan Buure
Signed by J.M. Erkelens by power of Attorney

SEC ATTORNEYS, LLC

By:	/s/Jerry Gruenbaum
Jerry Gruenbaum, Esq.

The Company

ACEMMADENCICHLIK LTD

By:	/s/Riched Fokker
M.C. (Richard) Fokker, Managing Director

ESCROW AGENT

By:	/s/Jerry Gruenbaum
Jerry Gruenbaum, Esq.